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                                                                 EXHIBIT 31.2


                            CERTIFICATION PURSUANT TO
                                 SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

    I, Stephen L. Clanton, certify that:

1. I have reviewed this annual report on Form 10-K/A of American HomePatient, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.


Date:  May 1, 2006

                                                 /s/ Stephen L. Clanton II
                                                 -------------------------------
                                                 Stephen L. Clanton II
                                                 Chief Financial Officer